Supplement to the
Fidelity® U.S. Treasury Money Market Fund, Fidelity Government Money Market Fund, and Fidelity Money Market Fund
June 29, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

SMF-07-01 November 6, 2007
1.713587.114